Exhibit 4.1

AMERICAN INTERNATIONAL GROUP, INC.
TO
THE BANK OF NEW YORK
   Trustee
______________
Indenture
Dated as of October 12, 2006
______________

Note:	This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

		Page

ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.	Company to Furnish Trustee Names and Addresses of Holders.	39
Section 702.	Preservation of Information; Communications to Holders.	39
Section 703.	Reports by Trustee.	40
Section 704.	Reports by Company.	40

ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.	Company May Consolidate, Etc., Only on Certain Terms.	40
Section 802.	Successor Substituted.	41

ARTICLE NINE
SUPPLEMENTAL INDENTURES

Section 901.	Supplemental Indentures Without Consent of Holders.	41
Section 902.	Supplemental Indentures With Consent of Holders.	42
Section 903.	Execution of Supplemental Indentures.	43
Section 904.	Effect of Supplemental Indentures.	44
Section 905.	Conformity with Trust Indenture Act.	44
Section 906.	Reference in Securities to Supplemental Indentures.	44

ARTICLE TEN
COVENANTS

Section 1001.	Payment of Principal, Premium and Interest.	44
Section 1002.	Maintenance of Office or Agency.	44
Section 1003.	Money for Securities Payments to Be Held in Trust.	45
Section 1004.	Statement by Officers as to Default.	46
Section 1005.	Existence.	46
Section 1006.	Waiver of Certain Covenants.	46

ARTICLE ELEVEN
REDEMPTION OF SECURITIES

Section 1101.	Applicability of Article.	46
Section 1102.	Election to Redeem; Notice to Trustee.	47
Section 1103.	Selection by Trustee of Securities to Be Redeemed.	47
Section 1104.	Notice of Redemption.	47
Section 1105.	Deposit of Redemption Price.	48
Section 1106.	Securities Payable on Redemption Date.	48
Section 1107.	Securities Redeemed in Part.	49

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
Act Section	Indenture Section
§ 310(a)(1)	609
(a)(2)	609
(a)(3)	Not Applicable
(a)(4)	Not Applicable
(b)	608
610
§ 311(a)	613
(b)	613
§ 312(a)	701
702
(b)	702
(c)	702
§ 313(a)	703
(b)	703
(c)	703
(d)	703
§ 314(a)	704
(a)(4)	101
1004
(b)	Not Applicable
(c)(1)	102
(c)(2)	102
(c)(3)	Not Applicable
(d)	Not Applicable
(e)	102
§ 315(a)	601
(b)	602
(c)	601
(d)	601
(e)	514
§ 316(a)	101
(a)(1)(A)	502
512
(a)(1)(B)	513
(a)(2)	Not Applicable
(b)	508
(c)	104
§ 317(a)(1)	503
(a)(2)	504
(b)	1003
§ 318(a)	107

Note:	This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of October 12, 2006, between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 70 Pine Street, New York, New York 10270, and The Bank of New York, a New York banking corporation, as Trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 101. Definitions.
     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;
     (4) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and
     (5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     “Act”, when used with respect to any Holder, has the meaning specified in Section 104.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.
     “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
     “Business Day”, when used with respect to any Place of Payment, means, unless otherwise specified as contemplated by Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.
     “Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
     “Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
     “Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman, one of its Vice Chairman, its President or one of its Vice Presidents (or any Person designated by one of them in writing as authorized to execute and deliver Company Requests and Company Orders), and by its Treasurer, one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries (or any Person designated by one of them in writing as authorized to execute and deliver Company Requests and Company Orders), and delivered to the Trustee.
     “Corporate Trust Office” means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered.
     “corporation” means a corporation, association, company, limited liability company, joint-stock company or business trust.
     “Covenant Defeasance” has the meaning specified in Section 1303.
     “Defaulted Interest” has the meaning specified in Section 307.
     “Defeasance” has the meaning specified in Section 1302.

     “Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, any Person that is designated to act as Depositary for such Securities as contemplated by Section 301.
     “Event of Default” has the meaning specified in Section 501.
     “Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.
     “Expiration Date” has the meaning specified in Section 104.
     “Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).
     “Holder” means a Person in whose name a Security is registered in the Security Register.
     “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.
     “interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
     “Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
     “Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.
     “Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
     “Notice of Default” means a written notice of the kind specified in Section 501(4).
     “Officers’ Certificate” means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.
     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
     “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
     (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
     (3) Securities as to which Defeasance has been effected pursuant to Section 1302; and
     (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     “Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.
     “Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.
     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
     “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
     “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
     “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.
     “Responsible Officer” when used with respect to the Trustee, means any vice president, any assistant vice president, any senior trust officer or assistant trust officer, any trust officer, or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person’s knowledge of and familiarity with the particular subject.
     “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
     “Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.
     “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
     “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
     “Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     “Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
     “Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
     “U.S. Government Obligation” has the meaning specified in Section 1304.
     “Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
Section 102. Compliance Certificates and Opinions.
     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 103. Form of Documents Delivered to Trustee.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 104. Acts of Holders; Record Dates.
     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.
     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.
     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.
     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.
Section 105. Notices, Etc., to Trustee and Company.
     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or
     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention Secretary, or at any other address previously furnished in writing to the Trustee by the Company.
Section 106. Notice to Holders; Waiver.
     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 107. Conflict with Trust Indenture Act.
     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
Section 108. Effect of Headings and Table of Contents.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 109. Successors and Assigns.
     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
Section 110. Separability Clause.
     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 111. Benefits of Indenture.
     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 112. Governing Law.
     This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.
Section 113. Legal Holidays.
     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the date of such payment.

ARTICLE TWO
SECURITY FORMS
Section 201. Forms Generally.
     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.
     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
Section 202. Form of Face of Security.
     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]
American International Group, Inc.
................................

No.	$.........
     American International Group, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ..........................., or registered assigns, the principal sum of ........................... Dollars on ...........................[if the Security is to bear interest prior to Maturity, insert — , and to pay interest thereon from ............ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ............ and ............ in each year, commencing ............, at the rate of ...% per annum, until the principal hereof is paid or made available for payment [if applicable, insert — , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ... or ... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].
     [If the Security is not to bear interest prior to Maturity, insert — The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.]
     Payment of the principal of (and premium, if any) and [if applicable, insert — any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert — ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:
American International Group, Inc.
By....................................
Attest:
..................................

Section 203. Form of Reverse of Security.
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of _________(herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert — , [initially] limited in aggregate principal amount to $...][, provided that the Company may, without the consent of any Holder, at any time and from time to time, increase the initial principal amount.]
     [If applicable, insert — The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, [if applicable, insert — (1) on ... in any year commencing with the year .. and ending with the year .. through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert — on or after .., ..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert — on or before ..............., ...%, and if redeemed] during the 12-month period beginning ............... of the years indicated,

	Redemption		Redemption
Year	Price	Year	Price

and thereafter at a Redemption Price equal to ....% of the principal amount, together in the case of any such redemption [if applicable, insert — (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
     [If applicable, insert — The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, (1) on ................in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert — on or after ...............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............... of the years indicated,

Redemption Price
	For Redemption	Redemption Price For
	Through Operation	Redemption Otherwise
	of the	Than Through Operation
Year	Sinking Fund	of the Sinking Fund

and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
     [If applicable, insert — Notwithstanding the foregoing, the Company may not, prior to ..............., redeem any Securities of this series as contemplated by [if applicable, insert — Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ......% per annum.]
     [If applicable, insert — The sinking fund for this series provides for the redemption on ............... in each year beginning with the year ...... and ending with the year ....... of [if applicable, insert — not less than $............... (“mandatory sinking fund”) and not more than] $............... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert — mandatory] sinking fund payments may be credited against subsequent [if applicable, insert — mandatory] sinking fund payments otherwise required to be made [if applicable, insert — , in the inverse order in which they become due].]
     [If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.] $E2 Standard            Paragraph
     [If applicable, insert — The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]
     [If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to — insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
Section 204. Form of Legend for Global Securities.
     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
Section 205. Form of Trustee’s Certificate of Authentication.
     The Trustee’s certificates of authentication shall be in substantially the following form:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York

As Trustee
By........................................................................
Authorized Signatory

ARTICLE THREE
THE SECURITIES
Section 301. Amount Unlimited; Issuable in Series.
     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,
     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);
     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1203 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;
     (4) the date or dates on which the principal of any Securities of the series is payable;
     (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;
     (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;
     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;
     (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;
     (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to a financial or economic measure or pursuant to a formula, the manner in which such amounts shall be determined;
     (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of “Outstanding” in Section 101;
     (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);
     (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
     (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);
     (15) if other than by a Board Resolution, the manner in which any election by the Company to defease any Securities of the series pursuant to Section 1302 or Section 1303 shall be evidenced; whether any Securities of the series other than Securities denominated in U.S. dollars and bearing interest at a fixed rate are to be subject to Section 1302 or Section 1303; or, in the case of Securities denominated in U.S. dollars and bearing interest at a fixed rate, if applicable, that the Securities of the series, in whole or any specified part, shall not be defeasible pursuant to Section 1302 or Section 1303 or both such Sections;
     (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective

Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;
     (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;
     (18) any addition to, deletion from or change in the covenants set forth in Article Ten which applies to Securities of the series; and
     (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).
     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto with respect to a series of Securities, additional Securities of a series may be issued, at the option of the Company, without the consent of any Holder, at any time and from time to time.
     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
Section 302. Denominations.
     The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.
Section 303. Execution, Authentication, Delivery and Dating.
     The Securities shall be executed on behalf of the Company by its Chairman, one of its Vice Chairman, its President, its Treasurer or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,
     (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;
     (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and
     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, including in the event that the size of a series of Outstanding Securities is increased as contemplated by Section 301, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
     Each Security shall be dated the date of its authentication.
     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
Section 304. Temporary Securities.
     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.
     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.
Section 305. Registration, Registration of Transfer and Exchange.
     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.
     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.
     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the

Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1203 not involving any transfer.
     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:
     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
     (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Security, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) the Company so directs the Trustee by a Company Order or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.
     (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a

Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906, 1107 or 1203 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
Section 306. Mutilated, Destroyed, Lost and Stolen Securities.
     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 307. Payment of Interest; Interest Rights Preserved.
     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.
     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
Section 309. Cancellation.
     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its customary procedures.
Section 310. Computation of Interest.
     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
Section 311. CUSIP Numbers.
     The Company in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption with respect to such series, provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of that series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of that series, and any such redemption shall not be affected by any defect in or omission of such numbers.
Section 312. Original Issue Discount.
     If any of the Securities is an Original Issue Discount Security, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on such Outstanding Original Issue Discount Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE FOUR
SATISFACTION AND DISCHARGE
Section 401. Satisfaction and Discharge of Indenture.
     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
     (1) either
     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
     (B) all such Securities not theretofore delivered to the Trustee for cancellation
     (i) have become due and payable, or
     (ii) will become due and payable at their Stated Maturity within one year, or
     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the

Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.
Section 402. Application of Trust Money.
     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.
ARTICLE FIVE
REMEDIES
Section 501. Events of Default.
     “Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or
     (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity, and continuance of such default for a period of five days; or
     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and the continuance of such default for a period of five days; or
     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or
     (7) any other Event of Default provided with respect to Securities of that series.
Section 502. Acceleration of Maturity; Rescission and Annulment.
     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.
     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay
     (A) all overdue interest on all Securities of that series,

     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,
     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
     and
     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
     The Company covenants that if
     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of five days, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 504. Trustee May File Proofs of Claim.
     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
Section 505. Trustee May Enforce Claims Without Possession of Securities.
     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
Section 506. Application of Money Collected.
     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
     FIRST: To the payment of all amounts due the Trustee under Section 607; and
     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.
Section 507. Limitation on Suits.
     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or date for repayment, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 509. Restoration of Rights and Remedies.
     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 510. Rights and Remedies Cumulative.
     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 511. Delay or Omission Not Waiver.
     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 512. Control by Holders.
     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and
     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
Section 513. Waiver of Past Defaults.
     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default
     (1) in the payment of the principal of or any premium or interest on any Security of such series, or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Section 514. Undertaking for Costs.
     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the

Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.
Section 515. Waiver of Usury, Stay or Extension Laws.
     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIX
THE TRUSTEE
Section 601. Certain Duties and Responsibilities.
     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
Section 602. Notice of Defaults.
     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
Section 603. Certain Rights of Trustee.
     Subject to the provisions of Section 601:
     (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;
     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;
     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and
     (8) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.
Section 604. Not Responsible for Recitals or Issuance of Securities.
     The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.
     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.
Section 606. Money Held in Trust.
     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
Section 607. Compensation and Reimbursement.
     The Company agrees
     (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.
     The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.
Section 608. Conflicting Interests.
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the Indenture, dated as of April 15, 1983, as supplemented by the First Supplemental Indenture, dated as of September 9, 1986, between the Company and the Trustee; the Indenture, dated as of July 15, 1989, as supplemented by the First Supplemental Indenture, dated as of May 15, 2003, between the Company and the Trustee; and the Indenture, dated as of November 9, 2001, between the Company and the Trustee, as amended or supplemented.
Section 609. Corporate Trustee Required; Eligibility.
     There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 610. Resignation and Removal; Appointment of Successor.
     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.
     The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
     (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
Section 611. Acceptance of Appointment by Successor.
     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.
     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 612. Merger, Conversion, Consolidation or Succession to Business.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, consolidation or sale to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 613. Preferential Collection of Claims Against Company.
     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 701. Company to Furnish Trustee Names and Addresses of Holders.
The Company will furnish or cause to be furnished to the Trustee
     (1) semi-annually either (i) not later than March 31 and September 30 in each year in the case of any series of Securities consisting solely of Original Issue Discount Securities which by their terms do not bear interest prior to Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding March 16 or September 15 or as of such Regular Record Date, as the case may be; and
     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
     excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
Section 702. Preservation of Information; Communications to Holders.
     The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.
     The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
     Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.
Section 703. Reports by Trustee.
     The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
     A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.
Section 704. Reports by Company.
     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports as may be required by the Trust Indenture Act.
     Delivery of such reports, information and documents to the Trustee is for informational purposes only and shall not constitute a representation or warranty as to the accuracy or completeness of the reports, information or documents. The Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers’ Certificates).
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 801. Company May Consolidate, Etc., Only on Certain Terms.
     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:
     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 802. Successor Substituted.
     Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.
ARTICLE NINE
SUPPLEMENTAL INDENTURES
Section 901. Supplemental Indentures Without Consent of Holders.
     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or
     (2) to add to the covenants of the Company for the benefit of some or all of the Holders of all or any series of Securities or of particular Securities within a series as may be specified in the Board Resolutions (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series or such particular Securities) or to surrender any right or power herein conferred upon the Company; or
     (3) to add any additional Events of Default for the benefit of some or all of the Holders of all or any series of Securities or of particular Securities within a series as may be specified in the Board Resolutions (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series or such particular Securities); or

     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or
     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding; or
     (6) to secure the Securities; or
     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or
     (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.
Section 902. Supplemental Indentures With Consent of Holders.
     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that if the Board Resolutions and supplemental indenture shall expressly provide that any provisions to be changed or eliminated shall apply to fewer than all the Outstanding Securities hereunder or under a particular series under this Indenture, then, to the extent not inconsistent with the Trust Indenture Act, any such consent may be given by Holders of not less than a majority in principal amount of the Outstanding Securities hereunder or under such series to which such change or elimination shall apply; provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (whether or not such affected Securities comprise all Securities under this Indenture or under a particular series),

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or
     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or
     (3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).
     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more identified series of Securities or particular Securities within an identified series of Securities, or which modifies the rights of the Holders of Securities of such series, or Holder of particular Securities within a series with respect to such covenant or other provision, shall be deemed to affect only the rights under this Indenture of the Holders of Securities of the identified series or of particular Securities within the identified series, and shall be deemed not to affect the rights under this Indenture of the Holders of any other Securities.
     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
     After a supplemental indenture under this Section 902 becomes effective, the Company shall mail to the Trustee a notice briefly describing such supplemental indenture or a copy of such supplemental indenture and the Trustee shall mail such notice or supplemental indenture to Holders affected thereby. Any failure of the Company to mail such notice, or any defect therein, or any failure of the Company to mail such supplemental indenture, shall not in any way impair or affect the validity of any such supplemental indenture.
Section 903. Execution of Supplemental Indentures.
     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the

Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 904. Effect of Supplemental Indentures.
     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 905. Conformity with Trust Indenture Act.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.
Section 906. Reference in Securities to Supplemental Indentures.
     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN
COVENANTS
Section 1001. Payment of Principal, Premium and Interest.
     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
Section 1002. Maintenance of Office or Agency.
     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Section 1003. Money for Securities Payments to Be Held in Trust.
     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.
     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.
Section 1004. Statement by Officers as to Default.
     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.
Section 1005. Existence.
     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 1006. Waiver of Certain Covenants.
     Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1005, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
ARTICLE ELEVEN
REDEMPTION OF SECURITIES
Section 1101. Applicability of Article.
     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.
     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.
Section 1103. Selection by Trustee of Securities to Be Redeemed.
     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.
     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.
     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.
     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
Section 1104. Notice of Redemption.
     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:
     (1) the Redemption Date;
     (2) the Redemption Price;
     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;
     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;
     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price;
     (6) that the redemption is for a sinking fund, if such is the case; and
     (7) if applicable, the CUSIP numbers of the Securities of that series.
     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and, unless otherwise specified or contemplated by Section 301, shall be irrevocable.
Section 1105. Deposit of Redemption Price.
     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or the Securities of the series provide otherwise) accrued interest on, all the Securities which are to be redeemed on that date.
Section 1106. Securities Payable on Redemption Date.
     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together, if applicable, with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
Section 1107. Securities Redeemed in Part.
     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.
ARTICLE TWELVE
SINKING FUNDS
Section 1201. Applicability of Article.
     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.
     The minimum amount of any sinking fund payment provided for by the terms of any series of Securities is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any series of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of the series as provided for by the terms of such Securities.
Section 1202. Satisfaction of Sinking Fund Payments with Securities.
     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.
     Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.
ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE
Section 1301. Company’s Option to Effect Defeasance or Covenant Defeasance.
     Unless otherwise provided as contemplated by Section 301, Sections 1302 and 1303 shall apply to any Securities or any series of Securities, as the case may be, in either case, denominated in U.S. dollars and bearing interest at a fixed rate, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article; and the Company may elect, at its option at any time, to have Sections 1302 and 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election to have or not to have Sections 1302 and 1303 apply, as the case may be, shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.
Section 1302. Defeasance and Discharge.
     Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, or if this Section shall otherwise apply to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the

Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to the Securities of any series notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.
Section 1303. Covenant Defeasance.
     Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, or if this Section shall otherwise apply to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 1005 and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to Section 1005 and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)) and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
Section 1304. Conditions to Defeasance or Covenant Defeasance.
     The following shall be the conditions to the application of Section 1302 or 1303 to any Securities or any series of Securities, as the case may be:
     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.
     (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.
     (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.
     (4) The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.
     (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).
     (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).
     (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.
     (9) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with (in each case, subject to the satisfaction of the condition in clause (5)).

Section 1305.	Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.
     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.
     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.
     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.
Section 1306. Reinstatement.
     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ STEVEN BENSINGER

Name: Steven Bensinger
Title: Executive Vice President and CFO

Attest:

/s/ MERRITT FABEL Name: Merritt Fabel
Title: Assistant Secretary

THE BANK OF NEW YORK

By:	/s/ JULIE SALOVITCH-MILLER

Name: JULIE SALOVITCH-MILLER
Title: VICE PRESIDENT

Attest:

/s/ VAN BROWN Name: Van Brown
Title: Vice President and Team Leader

AMERICAN INTERNATIONAL GROUP, INC.

First Supplemental
Indenture
Dated as of December 19, 2006

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     FIRST SUPPLEMENTAL INDENTURE, dated as of December 19, 2006 (the “First Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as Trustee (herein called “Trustee”);
R E C I T A L S:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of October 12, 2006 (the “Existing Indenture”) (the Existing Indenture, as the same may be amended or supplemented from time to time, including by this First Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture;
     WHEREAS, Section 901 of the Existing Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Existing Indenture to provide for the issuance of, and establish the form and terms of, additional series of Securities;
     WHEREAS, Sections 201, 301 and 901 of the Existing Indenture permit the form of notes of each additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, Section 301 of the Existing Indenture permits certain terms of any additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 15, 2006 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on December 14, 2006, the Company has authorized the issuance of $500,000,000 in aggregate principal amount of its Resetable Floating Rate Notes Due 2046 (the “Notes”);
WHEREAS, the Notes will be established as a series under the Indenture;
     WHEREAS, the Company has duly authorized the execution and delivery of this First Supplemental Indenture to establish the form and terms of the Notes; and
     WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement according to its terms have been done;

     NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.1 Relation to Existing Indenture
     This First Supplemental Indenture constitutes a part of the Existing Indenture (the provisions of which, as modified by this First Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other series of Securities or affects in any manner the terms and conditions of the Securities of any other series.
Section 1.2 Definitions
     For all purposes of this First Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.2 have the respective meanings assigned hereto in this Section 1.2, and (ii) which are defined in the Existing Indenture (and which are not defined in this Section 1.2) have the respective meanings assigned thereto in the Existing Indenture. For all purposes of this First Supplemental Indenture:
     1.2.1 All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this First Supplemental Indenture;
     1.2.2 The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this First Supplemental Indenture; and
     1.2.3 The following terms, as used herein, have the following meanings:
     “Agent Member” means any member of, or participant in, the Depositary.
     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.
     “Closing Date” means December 19, 2006.

     “Company” has the meaning set forth in the introductory paragraph of this First Supplemental Indenture.
     “Conversion Date” has the meaning specified in Section 2.3.
     “Depositary” means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, DTC, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers’ Certificate delivered to the Trustee.
     “DTC” means The Depository Trust Company.
     “Existing Indenture” has the meaning set forth in the first recital of this First Supplemental Indenture.
     “First Supplemental Indenture” has the meaning set forth in the introductory paragraph hereof.
     “Global Note” means a Note that evidences all or part of the Notes and bears the legend specified in Section 2.2.
     “Indenture” has the meaning set forth in the first recital of this First Supplemental Indenture.
     “Notes” has the meaning stated in the fifth recital of this First Supplemental Indenture.
     “Restricted Global Note” has the meaning specified in Section 2.1.
     “Restricted Note” means all Notes required pursuant to Section 2.6(b) to bear any Restricted Notes Legend. Such term includes the Restricted Global Note.
     “Restricted Notes Certificate” means a certificate substantially in the form set forth in Annex A.
     “Restricted Notes Legend” means a legend substantially in form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Restricted Note.
     “Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
     “Securities” has the meaning specified in the first recital of this First Supplemental Indenture.
     “Securities Act” means the Securities Act of 1933, as amended.

     “Successor Note” of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and any Note authenticated and delivered under Section 306 of the Existing Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 2.1 Forms of Notes Generally
     The Notes shall be in substantially the forms set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Existing Indenture and this First Supplemental Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistent with the Existing Indenture and this First Supplemental Indenture, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.
     The Trustee’s certificate of authentication shall be in substantially the form set forth in Section 2.4.
     Upon their original issuance, the Notes shall be issued in the form of a Global Note registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). The Global Note will constitute a single Security for all purposes of the Indenture. The Global Note together with its Successor Notes which are Global Notes, are collectively herein called the “Restricted Global Notes.”
     The Notes will be issued only in registered form. The Notes will be issued in minimum denominations of $100,000 and multiples of $1,000 in excess thereof.
Section 2.2 Form of Face of the Notes
     THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF

WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK.
     EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS NOTE REPRESENTS TO AMERICAN INTERNATIONAL GROUP, INC. THAT (a) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF AMERICAN INTERNATIONAL GROUP, INC.) OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (ii) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, OR (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSE (ii) OR (iv), TO THE RECEIPT BY AMERICAN INTERNATIONAL GROUP, INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO AMERICAN INTERNATIONAL GROUP, INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (b) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THE NOTES OTHER THAN IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES, STATE SECURITIES LAWS AND BLUE SKY LAWS AND THAT (c) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE, A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).
     [INCLUDE IF NOTE IS A GLOBAL NOTE — THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.]

     [INCLUDE IF NOTE IS A GLOBAL NOTE AND THE DEPOSITORY TRUST COMPANY IS THE DEPOSITARY — UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO AMERICAN INTERNATIONAL GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
AMERICAN INTERNATIONAL GROUP, INC.
RESETABLE FLOATING RATE NOTE DUE 2046

No. R-1
CUSIP No.: 026874BC0

STATED PRINCIPAL AMOUNT:	US$500,000,000

ORIGINAL ISSUE DATE:	December 19, 2006

INITIAL INTEREST RATE:	5.46%

INTEREST DETERMINATION DATES:	Two London Banking Days prior to each Interest Reset Date

CALCULATION AGENT:	AIG Financial Products Corp.
     AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $500,000,000 dollars on the Maturity Date, and, subject to the provisions on the reverse of this Note and if there has been no Conversion Date, to pay the Accrued Interest on the Maturity Date; or, if there has been a Conversion Date, to pay the Accrued Interest on the Conversion Date and to pay interest on the Stated Principal Amount from the most recent Interest Payment Date to which interest has been paid, accrued or duly provided for, in arrears on each Interest Payment Date.
     Interest on the Stated Principal Amount of this Note shall accrue at a rate per annum equal to the Initial Interest Rate set forth above until the first Interest Reset Date and thereafter at a rate equal to LIBOR-Telerate plus the Spread, subject to applicable provisions of law and in accordance with the provisions set forth on the reverse of this Note. The Spread determined as a result of each Holder Spread Adjustment or Dealer Spread Adjustment shall remain in effect from the occurrence of the Holder Spread Adjustment or the Dealer Spread Adjustment, as the case may be, until the effectiveness of the next Holder Spread Adjustment or Dealer Spread Adjustment, whichever is sooner, or until the Stated Principal Amount and any unpaid interest (including any unpaid Accrued Interest) is paid or made available for payment. Interest that is accrued and unpaid on any Interest Accrual Date will compound and be added to Accrued Interest in accordance with paragraph 3 on the reverse of this Note. Interest shall accrue on unpaid Accrued Interest at a rate per annum equal to LIBOR-Telerate (without addition of the Spread).
     Interest will not be payable on this Note until the Maturity Date, unless there is a Conversion Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (including Accrued Interest on the Conversion Date, if any) will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the 4th day of June or December (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof which shall be given to Holders of Notes of this series not fewer than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.
     If the Maturity Date falls on a day that is not a Business Day, the payment of principal need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, provided that no interest shall accrue for the period from and after such Maturity Date.
     Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The

City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

AMERICAN INTERNATIONAL GROUP, INC.
By

[SEAL]
Attest:

Section 2.3 Form of Reverse of the Notes
     1. General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), designated as its Resetable Floating Rate Notes Due 2046, issued and to be issued in one or more series under an Indenture, dated as of October 12, 2006 (the “Existing Indenture”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of December 19, 2006 (as so supplemented, the “Indenture,” which term shall have the meaning assigned to it in such instrument), from the Company to The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.
     The Notes are not subject to redemption at the election of the Company at any time prior to the Maturity Date.

     2. Definitions. All terms used in this Note which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     “Accrued Interest” shall mean, in respect of any date prior to and including the Conversion Date, (a) on the Original Issue Date, zero and (b) on each date thereafter, the sum of (i) the Accrued Interest on the next preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, on the Original Issue Date), plus (ii) interest accrued on the Stated Principal Amount during the Interest Period beginning on the next preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, beginning on the Original Issue Date) at a rate equal to LIBOR-Telerate plus the Spread for such next preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, at a rate equal to the Initial Interest Rate specified on the face hereof), plus (iii) except in the case of any date on or before the initial Interest Reset Date, interest accrued on the Accrued Interest as of the next preceding Interest Reset Date during the Interest Period beginning on the next preceding Interest Reset Date at a rate equal to LIBOR-Telerate for such Interest Reset Date.
     “Agent Member” has the meaning set forth in subsection (c) of paragraph 7 hereof.
     “AIG-FS” means AIG Financial Securities Corp., a Delaware corporation and wholly owned indirect subsidiary of the Company.
     “Applicable Procedures” has the meaning set forth in subsection (c) of paragraph 7 hereof.
     “Business Day” shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York City.
     “Calculation Agent” has the meaning set forth in subsection (b) of paragraph 3 hereof.
     “Calculation Date” shall have the meaning specified in subsection (d) of paragraph 6 hereof.
     “Conversion Date” has the meaning set forth in paragraph 4 hereof.
     “Dealer Designated Spread” means, with respect to any Interest Reset Date scheduled to occur on or after December 19, 2007, each of the spreads quoted by the Reference Dealers, in accordance with the procedures set forth in paragraph 6 hereof, as the Spread to be effective on such Interest Reset Date.
     “Dealer Spread Adjustment” means, with respect to any Interest Reset Date scheduled to occur on or after December 19, 2007, adjustment of the Spread on such

Interest Reset Date determined in accordance with the procedures set forth in paragraph 6 hereof.
     “DTC” has the meaning set forth on the face of this Note.
     “Electing Holders” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Existing Indenture” has the meaning set forth in paragraph 1 hereof.
     “Failed Remarketing” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Final Dealer” has the meaning set forth in clause (iii) of subsection (e) of paragraph 6 hereof.
     “Final Dealer Designated Spread” has the meaning set forth in clause (i) of subsection (e) of paragraph 6 hereof.
     “Final Dealer Purchase Price” has the meaning set forth in clause (iv) of subsection (e) of paragraph 6 hereof.
     “First Supplemental Indenture” has the meaning set forth in paragraph 1 hereof.
     “Hold Notice” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Hold Notice Ceiling” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Hold Notice Floor” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Holder Designated Spread” has the meaning set forth in paragraph 5 hereof.
     “Holder Spread Adjustment” shall mean the adjustment of the Spread in accordance with the procedures set forth in paragraph 5 hereof.
     “Indenture” has the meaning set forth in paragraph 1 hereof.
     “Initial Interest Rate” has the meaning set forth on the face of this Note.
     “Interest Accrual Date” means each Interest Reset Date, to but excluding the Interest Reset Date next preceding the Conversion Date (if any).
     “Interest Determination Date” has the meaning set forth on the face of this Note.

     “Interest Payment Date” shall mean each Interest Reset Date, if any, from and including the Conversion Date, and including the Maturity Date.
     “Interest Period” means the period from and including an Interest Reset Date (or, in the case of the initial Interest Period, from and including the Original Issue Date) to but excluding the next Interest Reset Date (or the Maturity Date).
     “Interest Reset Date” means each June 19 and December 19, beginning June 19, 2007, to and including the Maturity Date; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date will be the first following day that is a Business Day, except that if such day falls in the next calendar month, such Interest Reset Date will be the preceding day that is a Business Day.
     “Original Issue Date” has the meaning set forth on the face of this Note.
     “LIBOR-Telerate” shall mean, on each Interest Determination Date, the rate for deposits in U.S. Dollars having a maturity of six months (the “Index Maturity”) which appears on the Telerate Page 3750 (as defined below) as of 11:00 a.m. London time on such Interest Determination Date. If on any Interest Determination Date, the rate for deposits in U.S. Dollars having the Index Maturity does not appear on the Telerate Page 3750 as specified above, LIBOR-Telerate will be determined on the basis of the rates at which deposits in U.S. Dollars having the Index Maturity and in a principal amount equal to an amount that is representative for a single transaction in such market at such time are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m. London time, on such Interest Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, LIBOR-Telerate in respect of such Interest Determination will be the arithmetic mean of the rates quoted by three major banks in The City of New York, selected by the Calculation Agent, at approximately 11:00 a.m. New York time, on such Interest Determination Date for loans in U.S. Dollars to leading European banks, having the Index Maturity and in a principal amount equal to an amount that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, LIBOR-Telerate on such Interest Determination Date will be equal to LIBOR-Telerate in effect on the day preceding such Interest Determination Date.
     “London Banking Day” shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

     “Market Day” means a day which is a Business Day, a London Banking Day and a day on which markets for U.S. government securities are open for regular trading in New York, New York.
     “Market Disruption Event” shall mean any of the following (as determined in good faith by the Calculation Agent): (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (or any successor exchange or market) or the establishment of minimum prices on such exchange (or market); (ii) a general moratorium on commercial banking activities declared by either federal or New York state authorities; or (iii) an outbreak or escalation of major hostilities involving the United States of America or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from conditions that exist at the date hereof.
     “Maturity Date” shall mean December 19, 2046; provided, however, that if the Maturity Date would otherwise fall on a day that is not a Business Day, the Maturity Date will be the first following day that is a Business Day, except that if such day falls in the next calendar month, the Maturity Date will be the preceding day that is a Business Day.
     “Notes” has the meaning set forth in paragraph 1 hereof.
     “Redemption Amount” shall mean, as of the date of a Failed Remarketing, the sum of (i) the principal amount of the Remarketed Notes, (ii) Accrued Interest applicable to the Remarketed Notes as of such date if not previously paid and (iii) any accrued but unpaid interest on the principal amount of the Remarketed Notes or on Accrued Interest applicable to the Remarketed Notes that has not been included in Accrued Interest applicable to the Remarketed Notes in accordance with the procedures set forth in herein.
     “Remarketed Notes” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Repurchase Price” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Rule 144A Information” has the meaning set forth in paragraph 12 hereof.
     “Securities Act” has the meaning set forth of the face of this Note.
     “Spread” means (i) with respect to the initial Interest Reset Date, 8 basis points and (ii) with respect to any other Interest Reset Date, the Holder Designated Spread or the Dealer Designated Spread, as the case may be, as determined for such Interest Reset Date.
     “Stated Principal Amount” has the meaning set forth on the face of this Note.

     “Telerate Page 3750” shall mean the display page designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates).
     “Trustee” has the meaning set forth in paragraph 1 hereof.
     “U.S. Dollars” or “US$” shall mean the lawful currency of the United States of America.
     3. Interest. (a) On each Interest Determination Date, the Calculation Agent shall determine LIBOR-Telerate for the related Interest Reset Date and, upon request of the Trustee, shall notify the Trustee of (i) LIBOR-Telerate and the Spread then in effect for this Note, if available, (ii) if determined, LIBOR-Telerate and the Spread that shall become effective as a result of a determination made on such Interest Determination Date with respect to this Note and (iii) the amount of Accrued Interest as of the related Interest Reset Date.
     (b) Subject to its right to terminate the appointment of any such agent, the Company shall take such action as is necessary to ensure that there shall at all relevant times be a qualified financial institution appointed and acting as its agent for the purpose of performing the actions contemplated hereby to be performed by the Calculation Agent (such agent, including any successor agent, the “Calculation Agent”). The Company has initially appointed AIG Financial Products Corp. as Calculation Agent.
     (c) Interest on this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed.
     (d) The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.
     (e) Unless otherwise specified herein, all percentages resulting from any calculation of the rate of interest will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).
     4. Coupon Conversion. The Company shall have the right on any Interest Reset Date scheduled to occur on December 19, 2007 or on any December 19 thereafter until the Maturity Date (any date so designated, the “Conversion Date”), upon prior written notice delivered to the Trustee and each Holder, at least 170 days prior to such Interest Reset Date, to elect to pay cash interest on this Note on each Interest Payment Date on and after the Conversion Date. Any such election, once made, shall be irrevocable. On the Conversion Date, the Accrued Interest on such Conversion Date shall become due and payable in the same manner as provided for payments of interest on this Note.

Following the Conversion Date, interest on the Stated Principal Amount shall be payable on each Interest Payment Date at a rate equal to LIBOR-Telerate plus the Spread for the Interest Period then ending.
     5. Holder Spread Adjustment. (a) Each Holder shall have the right to propose the Spread to be applicable for one or more subsequent consecutive Interest Periods specified by such Holder for which no Spread has been previously determined, beginning with or following the Interest Period scheduled to begin on December 19, 2007 (each, a “Holder Designated Spread”) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period or Interest Periods provided, however that for as long (but only for as long) as this Note or any portion hereof is issued in the form of a Global Note, each beneficial owner of the Notes represented by this Note may give such notice in respect of Notes beneficially owned by it by causing the Agent Member through which such beneficial owner holds such Notes to provide to the Trustee a notice substantially in the form of Exhibit A attached hereto. The Trustee, the Calculation Agent and the Company shall be entitled to rely on any such notice so provided by the Agent Member without independent investigation thereof. The Trustee shall promptly notify the Calculation Agent of each Holder Designated Spread.
     (b) If Holders representing 100% of the outstanding Stated Principal Amount of Notes propose a Holder Designated Spread and a common number of subsequent Interest Periods for which their respective Holder Designated Spreads are to apply, in accordance with paragraph 8(a) above, the Company shall notify each Holder, the Trustee and the Calculation Agent not later than 25 days prior to the next Interest Reset Date whether the Company elects to have the highest Holder Designated Spread be the applicable Spread for the applicable number of subsequent Interest Periods, beginning on such Interest Reset Date. If the Company so elects, then such highest Holder Designated Spread shall be the Spread for Interest Reset Dates relating to the applicable Interest Periods. The adjustment of the Spread as specified in this paragraph 5 is referred to as a “Holder Spread Adjustment”.
     (c) Upon the occurrence of a Holder Spread Adjustment, the Holder Designated Spread, as determined pursuant to paragraphs 5(a) and 5(b) above, shall be the Spread until the earliest of (i) the Maturity Date, (ii) the next Holder Spread Adjustment and (iii) the next Dealer Spread Adjustment.
     (d) If Holders representing 100% of the outstanding Stated Principal Amount of the Notes do not propose a Holder Designated Spread and a common number of subsequent Interest Periods for which their respective Holder Designated Spreads are to apply, in accordance with paragraph 5(a) above, for an Interest Reset Date for which no Spread has been previously determined, or if the Company fails to make the election specified in paragraph 5(b) above with respect to such an Interest Reset Date, then the procedures contained in paragraph 6 below shall apply with respect to such an Interest

Reset Date. The Company shall notify the Trustee and each Holder of such result not fewer than 25 days prior to any such Interest Reset Date.
     6. Dealer Spread Adjustment. (a) The provisions of this paragraph 6 shall apply with respect to each Interest Reset Date for which the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 5 above, except that the provisions of this paragraph 6 shall not in any case apply with respect to any Interest Reset Date scheduled to occur before December 19, 2007. The procedure by which the Spread is adjusted in accordance with the provisions of this paragraph is referred to herein as a “Dealer Spread Adjustment”.
     (b) Notwithstanding the purchase of Notes on an Interest Reset Date by the Final Dealer as contemplated in paragraph 6(e) below, each Holder may elect to retain all or a portion of its Notes by providing notice of such election (a “Hold Notice”) to the Trustee not later than 20 days prior to such Interest Reset Date. The Trustee shall promptly notify the Company and the Calculation Agent of all such Hold Notices. Notwithstanding the foregoing, if, with respect to a particular Interest Reset Date, Holders (“Electing Holders") deliver Hold Notices with respect to Notes representing more than 80% of the outstanding Stated Principal Amount of Notes (the “Hold Notice Ceiling”), a portion of the Notes subject to Hold Notices (not exceeding 20% of the outstanding Stated Principal Amount of Notes) shall nonetheless be subject to remarketing pursuant to this paragraph 6, selected by the Trustee by lot from among Electing Holders, to the extent necessary so that the total amount of Notes remarketed shall equal 20% of the outstanding Stated Principal Amount of Notes. Such Notes (if any), together with those Notes as to which no Hold Notice has been delivered, are referred to as “Remarketed Notes” for the respective Interest Reset Date. If, with respect to any Interest Reset Date, Hold Notices are delivered in respect of Notes in excess of the Hold Notice Ceiling, the Trustee shall, upon written instructions from the Company, give written notice to Electing Holders, not later than 5:00 p.m. New York time on the fifteenth day prior to the Interest Reset Date, of the amount of such Notes that, pursuant to this paragraph 6(b), will be Remarketed Notes, subject to the remarketing procedures set forth in this paragraph 6 for such Interest Reset Date.
     (c) The Spread on all Notes, whether or not they are Remarketed Notes, will be subject to any Dealer Spread Adjustment that occurs pursuant to this paragraph 6. In the case of a Failed Remarketing, the Company shall be obligated to purchase, and certain Holders shall be obligated to sell, Notes on the relevant Interest Reset Date as set forth in section (g) of this paragraph 6.
     (d) On the sixth Market Day prior to each Interest Reset Date to which this paragraph 6 applies (each, a “Calculation Date”), the Calculation Agent shall take the following actions (all underlined times noted below are indicative and all references to a specific time are references to New York City time):

     (i) 9:00 a.m.: The Company shall provide to the Calculation Agent the name of a Reference Dealer, and shall provide, for such Reference Dealer so named, the name of, and telephone and facsimile numbers and email addresses for, one individual who will represent such Reference Dealer; in addition, the Calculation Agent shall select two additional Reference Dealers such that there are a total of three Reference Dealers with respect to such Calculation Date (which Reference Dealer(s) may be (or include) AIG-FS at the Calculation Agent’s option);
     (ii) 9:15 a.m.: The Calculation Agent promptly shall contact each of the Reference Dealers and request that each Reference Dealer provide to the Calculation Agent the following firm bid for the benefit of Holders of Remarketed Notes (which bid shall remain firm for 30 minutes): a firm bid (on an all-in basis) to purchase, for settlement on the related Interest Reset Date, the Remarketed Notes from their respective Holders for a purchase price equal to the principal amount of the Remarketed Notes plus (except where the Interest Reset Date is also an Interest Payment Date) the amount of Accrued Interest applicable to the Remarketed Notes, each as of the applicable Interest Reset Date, for settlement on the Interest Reset Date, which bid shall designate the Spread proposed by the Reference Dealer (the “Dealer Designated Spread”) to be effective for the Interest Period commencing on such Interest Reset Date.
     (e) Provided that neither a Market Disruption Event nor a Failed Remarketing has occurred, on the second London Banking Day prior to the applicable Interest Reset Date, the following actions shall occur:
          (i) The Calculation Agent shall notify the Company of the “Final Dealer Designated Spread”, which shall be the lowest Dealer Designated Spread received by the Calculation Agent in accordance with the procedures set forth in this paragraph 6.
          (ii) The Spread shall equal, for the Interest Period commencing on such Interest Reset Date, the Final Dealer Designated Spread.
          (iii) The Reference Dealer providing the Final Dealer Designated Spread shall be deemed the "Final Dealer”, provided that if two or more Reference Dealers shall have quoted the Final Dealer Designated Spread, the Company shall determine which of the Reference Dealers is the Final Dealer or the Final Dealers (and in the latter case, the allocation of Remarketed Notes to be made between them).
          (iv) The Company shall notify the Trustee that the Final Dealer(s) will purchase, on the Interest Reset Date, the Remarketed Notes at a price equal to the principal amount of the Remarketed Notes, plus (except where the Interest Reset Date is also an Interest Payment Date) the amount of Accrued Interest applicable to the Remarketed Notes, each as of the applicable Interest Reset Date (such sum, the “Final Dealer Purchase Price”).
     (f) Each Holder of Remarketed Notes shall sell its Remarketed Notes to the Final Dealers on the Interest Reset Date for a price equal to the percentage of the Final Dealer

Purchase Price applicable to such Holder’s Remarketed Notes, and in the case of more than one Final Dealer, according to the allocation designated by the Company under clause (e)(iii) above.
     (g) Notwithstanding the foregoing, if the Calculation Agent determines that, on the applicable Calculation Date, (i) a Market Disruption Event has occurred or is continuing or (ii) no Reference Dealer has provided a firm bid in a timely manner in accordance with this paragraph 6 in a manner satisfactory to the Calculation Agent in its sole discretion (any such occurrence described in this clause (ii), a “Failed Remarketing”), the steps contemplated above shall be taken on the next Market Day on which the Calculation Agent determines that no Market Disruption Event or Failed Remarketing has occurred and is continuing. If the Calculation Agent determines in its sole discretion that a Market Disruption Event and/or a Failed Remarketing has occurred or is continuing for at least four consecutive Market Days starting on the applicable Calculation Date, then (A) the Calculation Agent shall notify the Company of such determination promptly after the close of business on such fourth Market Day and (B) the Company shall be obligated to purchase, and Holders shall be obligated to sell, those Notes that would have been otherwise deemed Remarketed Notes had such Failed Remarketing not occurred. Notwithstanding the foregoing, if with respect to a particular Interest Reset Date to which the preceding sentence applies, Electing Holders had delivered Hold Notices with respect to Notes representing less than 20% of the outstanding Stated Principal Amount of Notes (the “Hold Notice Floor”), the Company shall be obligated to purchase all Notes, and all Holders, including those Electing Holders who have delivered Hold Notices not meeting the Hold Notice Floor, shall be obligated to sell all Notes, on the relevant Interest Reset Date. The Company shall repurchase Notes pursuant to this section (g) on the applicable Interest Reset Date from the Holders thereof at a purchase price equal to the Stated Principal Amount plus (except where the Interest Reset Date is also an Interest Payment Date) Accrued Interest and any accrued but unpaid interest on the Stated Principal Amount that has not been included in Accrued Interest in accordance with the procedures set forth in paragraph 4 hereof (the “Repurchase Price”). For the avoidance of doubt, for those Notes as to which (x) Hold Notices have been delivered and (y) the Hold Notice Floor has been met or exceeded, the Spread shall equal, for the Interest Period commencing on such Interest Reset Date, the Spread in effect during the immediately preceding Interest period (except in the case of the initial Interest Reset Date, wherein the Spread shall be 8 basis points). With respect to those Notes that will be repurchased by the Company pursuant to this section (g), the Company shall give notice to the Holder that this Note will be repurchased by the Company on the applicable Interest Reset Date at the price specified above, from the Holder on such Interest Reset Date, such notice to be given no later than such second London Banking Day prior to the Interest Reset Date in the manner described below.
     (h) Unless otherwise expressly stated in this paragraph 6, each notice, bid or offer required by this paragraph 6 to be given by the Reference Dealers shall be given telephonically and shall be confirmed as soon as possible by fax (or such other means as the Calculation Agent may determine) to each of the Trustee, the Calculation Agent and the Company.
     7. Settlement Procedures. For as long (but only for as long) as this Note or any portion hereof is issued in the form of a Global Note, the provisions of paragraph 7(a) through 7(f) below, inclusive, shall apply with respect to this Note or such portion, as the case may be.
     (a) If, on any Interest Reset Date, the Remarketed Notes are purchased by the respective Final Dealer(s) pursuant to paragraph 6 hereof, all beneficial interests in the Remarketed Notes held by or through Agent Members (as defined below) shall be transferred to Depositary account(s) designated by such Final Dealer(s). The transfers shall be made automatically, without any action on the part of any holder or beneficial owner, by book entry through the facilities of the Depositary. Such Final Dealer(s) shall be obligated to make payment of the relevant percentage of the Final Dealer Purchase Price for the Remarketed Notes to the Depositary or its nominee, for credit to the account(s) of the Agent Member(s) by or through which beneficial interests in the Remarketed Notes are held, by the close of business on the applicable Interest Reset Date. Each such transfer shall be made against the corresponding payment, and each such payment shall be made against the corresponding transfer, in accordance with the Depositary’s Applicable Procedures. In all cases, the Company shall remain obligated to make payment of accrued and unpaid interest on this Note if such Interest Reset Date shall also be an Interest Payment Date (including Accrued Interest if such Interest Payment Date is also the Conversion Date), with interest payable on the applicable (or any prior) Interest Payment Date being payable to the Holder of this Note on the corresponding Regular Record Date.
     (b) If the Final Dealer(s) (or any of them, if more than one) fails to pay the applicable purchase price for the Remarketed Notes which it is obligated to purchase on the applicable Interest Reset Date, then a Failed Remarketing shall be deemed to have occurred, and the Company will be obligated to pay, not later than two Business Days following the applicable Interest Reset Date, the Redemption Amount for the Remarketed Notes or, if the Hold Notice Floor is not met, the Repurchase Price for the Notes calculated as of the date of purchase, with settlement otherwise occurring as described in paragraph 7(a); provided that if the Company concludes, with the concurrence of the Calculation Agent, that any such failure was solely the result of an operational or administrative error, and the Final Dealer(s) in question makes payment of the Final Dealer Purchase Price (together with interest thereon, as determined by the Calculation Agent, to account for the delay) not later than such second Business Day, no Failed Remarketing shall be deemed to have occurred and settlement shall take place on such second Business Day as though it was the Interest Reset Date.
     (c) As used herein, (i) “Agent Member” means, at any time, any person who is a member of, or participant in, the Depositary at such time and (ii) “Applicable Procedures” means, with respect to any payment, transfer or other transaction to be effected with respect to a Global Note, through the facilities of the Depositary at any time, the policies and procedures of the Depositary applicable to such transaction, as in effect at such time.
     (d) If the Company is required to purchase the Remarketed Notes or the Notes, then, on the applicable Interest Reset Date, all beneficial interests in the Remarketed Notes or the Notes held by or through Agent Members shall be transferred to a Depositary account designated by the Company. The transfers shall be made automatically, without any action on the part of any Holder or beneficial owner of the Remarketed Notes or the Notes, by book entry through the facilities of the Depositary. The Company shall be obligated to make payment of the Redemption Amount for the Remarketed Notes or the Repurchase Price for the Notes to the Depositary or its nominee, for credit to the accounts of the Agent Members by or through which beneficial interests in the Remarketed Notes or the Notes are held, by the close of business on the applicable Interest Reset Date. Each such transfer shall be made against the corresponding payment, and each such payment shall be made against the corresponding transfer, in accordance with the Depositary’s Applicable Procedures. If the Company fails to pay the Redemption Amount for the Remarketed Notes or Repurchase Price for the Notes when such payment is due, interest will continue to accrue on the Remarketed Notes or the Notes (including on Accrued Interest) from such Interest Reset Date to the date the payment is made, at the rate in effect immediately prior to such Interest Reset Date plus one percent, and shall be payable as part of such Redemption Amount or Repurchase Price, in the same manner and for credit to the same accounts as such Redemption Amount or Repurchase Price. Whether or not the Company purchases the Remarketed Notes, the Company shall remain obligated to make payment of accrued and unpaid interest on this Note on the applicable Interest Reset Date, if it shall also be an Interest Payment Date (including Accrued Interest if such Interest Payment Date is also the Conversion Date), with interest being payable to the Holder on the corresponding Regular Record Date as provided herein.
     (e) The transactions described in paragraphs 7(a) and 7(b) above shall be executed on the applicable Interest Reset Date through the facilities of the Depositary in accordance with its Applicable Procedures, and the accounts of the respective Agent Members shall be debited and credited and beneficial interests in the Remarketed Notes shall be delivered by book entry as necessary to effect the purchases and sales provided for above. Unless the Depositary’s Applicable Procedures require otherwise, such transactions shall settle, and all other payments in respect of the Notes shall be made, in immediately available funds through DTC’s Same-Day Funds Settlement System. Notwithstanding any provision hereof or of the Indenture, neither the Company, the Trustee nor the Calculation Agent, nor any agent of any such person, shall have any responsibility with respect to the Applicable Procedures or for any payments, transfers or other transactions, or any notices or other communications, among the Depositary, its Agent Members, any other direct or indirect participants therein and any beneficial owners of a Global Note. For all purposes of this Note and the Indenture, any payment or notice to be made or given with respect to this Note by the Company or the Calculation

Agent shall be deemed made or given when made or given to the Depositary or its nominee, in accordance with its Applicable Procedures.
     (f) The settlement procedures described in this paragraph 7 may be modified, notwithstanding any contrary terms of the Notes or the Indenture, to the extent required by the Depositary. In addition, notwithstanding any contrary terms of the Notes or the Indenture, the Company may modify the settlement procedures described in this paragraph 7 in order to facilitate the settlement process.
     If any Notes are issued in non-book-entry form, the Company shall modify the procedures contemplated by the provisions of paragraph 7(a) through 7(e) above, inclusive, so as to ensure that Interest Reset Date settlements of transactions in such Notes are effected in as comparable a manner as practical, provided that such modified procedures shall not adversely affect the interests of the holders of the outstanding Notes in any material respect.
     The settlement procedures contained in this paragraph 7 may be modified, regardless of any contrary terms of this Note or the Indenture, to the extent required by DTC or, if the book-entry system is no longer available for the Notes at the relevant time, to the extent required to facilitate these transactions in non-book-entry form. In addition, the Calculation Agent may modify the settlement procedures contained in this paragraph 7 in order to facilitate the settlement process.
     8. Sinking Fund. The Notes do not have the benefit of any sinking fund obligation.
     9. Defeasance. The defeasance provisions in Article Thirteen of the Indenture apply to the Notes. Pursuant to these provisions, the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note may be defeased at any time, in each case upon compliance with certain conditions set forth in the Indenture.
     10. Events of Default; Remedies. (a) If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     (b) As set forth in, and subject to, the provisions of the Indenture, no Holder of this Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% of the outstanding Stated Principal Amount of Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in outstanding Stated Principal Amount of Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest of this Note on or after the respective due date expressed herein.
     11. Covenants. The Notes are entitled to the benefits of the covenants of the Company set forth in Article Ten of the Indenture.
     12. Rule 144A Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Note or of a beneficial owner of an interest in a Global Note, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Note or a beneficial interest in a Global Note designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A under the Securities Act (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.
     13. Payment. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     14. Form; Denomination. The Notes of this series are issuable only in fully registered form without coupons in denominations of $100,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     15. Registration; Transfer & Exchange. (a) As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     (b) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

(c) Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
Section 2.4 Form of Trustee’s Certificate of Authentication of the Notes
     The Trustee’s certificates of authentication shall be in substantially the following form:
     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK , As Trustee
By:
Authorized Signatory

Section 2.5 Title and Terms
     The Notes shall be issued in one series. The aggregate principal amount of the Notes that may initially be authenticated and delivered under this First Supplemental Indenture is limited to $500,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306 or 906 of the Existing Indenture or Article Two of this First Supplemental Indenture. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, Stated Maturity and CUSIP number and terms as to status, redemption or otherwise as the Notes, in which event such notes and the Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.
     The Stated Maturity of the Notes shall be December 19, 2046.
     The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof, except as otherwise contemplated by paragraphs (6) and (7) on the Form of Reverse of the Notes.
     The Notes shall be subject to the defeasance and discharge provisions of Section 1302 of the Existing Indenture and the defeasance of certain obligations and certain events of default provisions of Section 1303 of the Existing Indenture.

     The Notes shall be issuable only in fully registered form without coupons and only in denominations of $100,000 and multiples of $1,000 in excess thereof.
     The Notes shall be executed, authenticated, delivered and dated in accordance with Section 303 of the Existing Indenture.
Section 2.6 Transfer and Exchanges; Restricted Notes Legends
     (a) Certain Transfers and Exchanges. Transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.6(a) shall be made only in accordance with this Section 2.6(a). A Note that is not a Global Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Note that is not a Global Note as provided in Section 305 of the Existing Indenture, provided that the Trustee shall have received a Restricted Notes Certificate, satisfactory to the Company and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Note.
     (b) Restricted Notes Legends. The Notes and their Successor Notes shall bear the Restricted Notes Legend, subject to the following:
     (i) a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Restricted Notes Legend borne by such Global Note while represented thereby;
     (ii) a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Notes Legend borne by such other Note, provided that, if such new Note is required pursuant to Section 2.6(a) to be issued in the form of a Restricted Note, it shall bear the Restricted Notes Legend; and
     (iii) a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if, in the judgment of the Company, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Two.

ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Existing Indenture
     The First Supplemental Indenture is a supplemental indenture within the meaning of the Existing Indenture. The Existing Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Existing Indenture, as supplemented and amended by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.
Section 3.2 Modification of the Existing Indenture
     Except as expressly modified by this First Supplemental Indenture, the provisions of the Existing Indenture shall govern the terms and conditions of the Notes.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By	/s/ ROBERT A. GENDER
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:
/s/ KATHLEEN E. SHANNON

THE BANK OF NEW YORK, as Trustee
By	/s/ JULIE SALOVITCH-MILLER
	Name:	JULIE SALOVITCH-MILLER
	Title:	VICE PRESIDENT

ANNEX A — Form of Restricted
Notes Certificate
RESTRICTED NOTES CERTIFICATE
The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration

Re:	Resetable Floating Rate Notes Due 2046 of American International Group, Inc. (the “Notes”)
     Reference is made to the Indenture, dated as of October 12, 2006, between American International Group, Inc. (the “Company”) and The Bank of New York, as Trustee, as supplemented (the “Indenture”). Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined.
     This certificate relates to U.S.$                     principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Securities”):
     CUSIP No(s).
     CERTIFICATE No(s).
     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
     The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:
     (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

A-1

     (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and
     (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and
     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:
the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
Dated:

(Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

A-2

ANNEX B — Form of
Notice (including Exhibit A)
American International Group, Inc.
INSTRUCTION TO DTC PARTICIPANTS
                           , 20      [Date of Mailing]
[N.B.: Insert date that is 45 days prior to each Interest Reset Date beginning with or following 12/19/07]
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE:                            , 20      [DATE]
[N.B.: Insert date 30 days prior to Interest Reset Dates beginning with or following 6/19/07]
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the American International Group, Inc. (the “Company”) $500,000,000 Resetable Floating Rate Notes Due December 19, 2046, Cusip No. 026874BC0 (the “Notes”) are held. Terms used but not defined herein shall have the meanings assigned to them in the Notes.
Pursuant to paragraph 6(a) of the Notes, for as long (but only for as long) as the Notes or any portion thereof are issued in the form of a Global Note, each beneficial owner of the Notes shall have the right to propose a Holder Designated Spread to be the Spread applicable for one or more consecutive Interest Periods (beginning with or following the Interest Period scheduled to begin on December 19, 2007) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period. A beneficial owner may give such notice in respect of Notes beneficially owned by it by causing the Agent Member/DTC Participant through which such beneficial owner holds such Notes to provide to the Trustee, on behalf of such beneficial owner, a notice including such beneficial owner’s Holder Designated Spread. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
     Pursuant to paragraph 7(b) of the Notes, in the event the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 6 of the Notes, each Holder of the Notes may elect to retain all or a portion of its Notes by providing a Hold Notice to the Trustee not later than 20 days prior to such Interest Reset Date. For as long as the Notes are issued in the form of a Global Note, such notice must be given to the Trustee by the Depositary, or its nominee, as Holder of the Notes. In order to facilitate such notice, the Agent Member/DTC Participant must provide, on behalf of beneficial owners, Hold Notice information to the Depositary in accordance with the Depositary’s Applicable Procedures and by providing to the Trustee a notice including such Hold Notice information. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.

     It is important that beneficial owners of the Notes receive a copy of the enclosed materials and that you coordinate with them as soon as possible. The beneficial owners’ rights to propose a Holder Designated Spread and to submit Hold Notice information depend upon your providing the notices described above to the Trustee by                           , 20      [Deadline For Response]. Please forward a copy of the enclosed materials to each beneficial owner that holds interests in the Notes through you. A separate Notice in the form of Exhibit A should be provided by you to the Trustee for each beneficial owner that holds interests in the Notes through you. If you require more copies of this material or have any questions pertaining to this matter, please contact the Trustee.

American International Group, Inc.
Notice to Beneficial Holders of Holders’ Rights to Provide Holder Designated Spreads and Hold Notices
                           , 20      [Date]
[N.B.: Not less than 40 days prior to the Interest Reset Date]
URGENT — IMMEDIATE ATTENTION REQUESTED
Reference is hereby made to the American International Group, Inc. (the “Company”) $500,000,000 Resetable Floating Rate Notes Due December 19, 2046, Cusip No. 026874BC0 (the “Notes”). Terms used but not defined herein shall have the meanings assigned to them in the Notes.
Pursuant to paragraph 6(a) of the Notes, for as long as the Notes or any portion thereof are issued in the form of a Global Note, each beneficial owner of the Notes shall have the right to propose a Holder Designated Spread to be the Spread applicable for one or more consecutive Interest Periods (beginning with or following the Interest Period scheduled to begin on December 19, 2007) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period. You, as a beneficial owner, may give such notice in respect of Notes beneficially owned by you by causing the Agent Member/DTC Participant through which you hold such Notes to provide to the Trustee, on your behalf, a notice including your Holder Designated Spread. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
Pursuant to paragraph 7(b) of the Notes, in the event the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 6 of the Notes, each Holder of the Notes may elect to retain all or a portion of its Notes by providing a Hold Notice to the Trustee not later than 20 days prior to such Interest Reset Date. For as long as the Notes are issued in the form of a Global Note, such notice must be given to the Trustee by the Depositary, or its nominee, as Holder of the Notes. In order to facilitate such notice, the Agent Member/DTC Participant must provide, on your behalf, Hold Notice information to the Depositary in accordance with the Depositary’s Applicable Procedures and by providing to the Trustee a notice including your Hold Notice information. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
If you, as a beneficial owner of Notes, wish to provide a Holder Designated Spread and/or Hold Notice information, it is important that you forward such information to the Agent Member/DTC Participant through which you hold such Notes as soon as possible and request that such Agent Member/DTC Participant submit a notice in the form of Exhibit A on your behalf. Your rights to propose a Holder Designated Spread and to submit Hold Notice information depend upon the Agent Member/DTC Participant

providing the notices described above to the Trustee on your behalf by                           , 20      [Deadline For Response]. Please provide to your Agent Member/DTC Participant the information that it will need to complete Exhibit A on your behalf. Do not forward Exhibit A directly to the Trustee as Exhibit A must be forwarded by your Agent Member/DTC Participant. If you have any questions pertaining to this matter, please contact your Agent Member/DTC Participant.

Exhibit A
FORM OF LETTER FROM AGENT MEMBERS
The Bank of New York,
As Trustee
101 Barclay Street, Floor 8 West
New York, New York 10286
The Depository Trust Company
55 Water Street
New York, New York 10041
Ladies and Gentlemen:
Reference is made to the note (Cusip No. 026874BC0 ) registered in the name of Cede & Co. as nominee of the Depository Trust Company (“DTC”), representing $500,000,000 stated principal amount of Resetable Floating Rate Notes due December 19, 2046 (the “Notes”) of American International Group, Inc., a Delaware corporation (the “Company”).
The undersigned hereby confirms that it is a DTC participant (DTC Participant No.                     ) and that $                     in aggregate outstanding Stated Principal Amount of the Notes is held through the undersigned. The undersigned acknowledges that the Company, the Calculation Agent, the Trustee and others will rely upon the information contained herein.
This letter relates to                     ** stated principal amount of the Notes held by us on behalf of the beneficial owner of such Notes.
On behalf of and upon the instructions of the beneficial owner of such Notes, the undersigned hereby provides the following information pursuant to paragraphs 6 and 7 of the Notes:
The beneficial owner wishes to propose a Holder Designated Spread. Yes      ** No      **
If yes, proposed Holder Designated Spread:      ** per cent. (      ** basis points)
If yes, proposed number of Interest Periods for which Holder Designated Spread is to apply:

The beneficial owner wishes to deliver a Hold Notice. Yes      ** No      **
If yes, principal amount for which Hold Notice is applicable:                     **

Very truly yours,

[Name of DTC Participant]

By:

Title:

Date:

**	Denotes information to be provided by the beneficial owner to the Agent Member.

AMERICAN INTERNATIONAL GROUP, INC.

Second Supplemental
Indenture
Dated as of January 18, 2007

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     SECOND SUPPLEMENTAL INDENTURE, dated as of January 18, 2007 (the “Second Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as Trustee (herein called “Trustee”);
R E C I T A L S:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of October 12, 2006 (the “Base Indenture”) (the Base Indenture, as the same may be amended or supplemented from time to time, including by this Second Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture, and the First Supplemental Indenture, dated as of December 19, 2006, to the Base Indenture, establishing a series of Securities under the Base Indenture;
     WHEREAS, Section 901(5) of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to add to, change or eliminate any of the provisions in the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding;
     WHEREAS, pursuant to the terms of the Base Indenture and this Second Supplemental Indenture, on January 18, 2007, the Company intends to issue $10,000,000 principal amount of its Securities to be known as its US Dollar Zero Coupon Callable Notes due January 18, 2047 (the “Notes”), to be issued as part of its Medium-Term Notes, Series AIG-FP;
     WHEREAS, the Company and the Trustee wish to amend the terms of Section 1104 of the Base Indenture as it applies to the Notes to reduce the minimum period for the giving of a notice of redemption to Holders of Securities pursuant to Article 11 of the Base Indenture;
     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 15, 2006 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on December 14, 2006, the Company has duly authorized the execution and delivery of this Second Supplemental Indenture; and

     WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:
     The Company covenants and agrees with the Trustee as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Base Indenture
     This Second Supplemental Indenture constitutes a part of the Base Indenture in respect of the Notes, but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other Securities.
Section 1.2 Definitions
     For all purposes of this Second Supplemental Indenture, the capitalized terms used herein which are defined in the Base Indenture have the respective meanings assigned thereto in the Base Indenture.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE SECURITIES
Section 2.1 Notice of Redemption
     The first paragraph of Section 1104 of the Base Indenture is amended and restated as follows:
     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Base Indenture
     The Second Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified, confirmed and approved and, as supplemented and amended by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.
Section 3.2 Modification of the Base Indenture
     Except as expressly modified by this Second Supplemental Indenture, the provisions of the Base Indenture shall continue to apply to each Security issued thereunder.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

     In Witness Whereof, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By	/s/ ROBERT A. GENDER
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:
/s/ KATHLEEN E. SHANNON

THE BANK OF NEW YORK, as Trustee
By	/s/ JULIE SALOVITCH-MILLER
	Name:	Julie Salovitch-Miller
	Title:	VICE PRESIDENT

AMERICAN INTERNATIONAL GROUP, INC.

Third Supplemental
Indenture
Dated as of March 23, 2007

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     THIRD SUPPLEMENTAL INDENTURE, dated as of March 23, 2007 (the “Third Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as Trustee (herein called “Trustee”);
R E C I T A L S:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of October 12, 2006 (the “Base Indenture”) (the Base Indenture, as the same may be amended or supplemented from time to time, including by this Third Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture, the First Supplemental Indenture, dated as of December 19, 2006, to the Base Indenture, establishing a series of Securities under the Base Indenture, the Second Supplemental Indenture, dated as of January 18, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities;
     WHEREAS, Section 901(5) of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to add to, change or eliminate any of the provisions in the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding;
     WHEREAS, pursuant to the terms of the Base Indenture and this Third Supplemental Indenture, on March 23, 2007, the Company intends to issue $15,000,000 principal amount of its Securities to be known as its CMS Curve Accrual Notes due March 23, 2022 (the “Notes”), to be issued as part of its Medium-Term Notes, Series AIG-FP;
     WHEREAS, the Company and the Trustee wish to amend the terms of Section 1104 of the Base Indenture as it applies to the Notes to reduce the minimum period for the giving of a notice of redemption to Holders of Securities pursuant to Article 11 of the Base Indenture;
     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 15, 2006 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on

December 14, 2006, the Company has duly authorized the execution and delivery of this Third Supplemental Indenture; and
     WHEREAS, all things necessary to make this Third Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:
     The Company covenants and agrees with the Trustee as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Base Indenture
     This Third Supplemental Indenture constitutes a part of the Base Indenture in respect of the Notes, but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other Securities.
Section 1.2 Definitions
     For all purposes of this Third Supplemental Indenture, the capitalized terms used herein which are defined in the Base Indenture have the respective meanings assigned thereto in the Base Indenture.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE SECURITIES
Section 2.1 Notice of Redemption
     The first paragraph of Section 1104 of the Base Indenture is amended and restated as follows:
     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 5 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Base Indenture
     The Third Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified, confirmed and approved and, as supplemented and amended by this Third Supplemental Indenture, shall be read, taken and construed as one and the same instrument.
Section 3.2 Modification of the Base Indenture
     Except as expressly modified by this Third Supplemental Indenture, the provisions of the Base Indenture shall continue to apply to each Security issued thereunder.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture.

     In Witness Whereof, the parties hereto have caused this Third Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By	/s/ ROBERT A. GENDER
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:
/s/ KATHLEEN E. SHANNON

THE BANK OF NEW YORK, as Trustee
By	/s/ JULIE SALOVITCH-MILLER
	Name:	Julie Salovitch-Miller
	Title:	VICE PRESIDENT

AMERICAN INTERNATIONAL GROUP, INC.

Fourth Supplemental
Indenture
Dated as of April 18, 2007

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     FOURTH SUPPLEMENTAL INDENTURE, dated as of April 18, 2007 (the “Fourth Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as Trustee (herein called “Trustee”);
R E C I T A L S:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of October 12, 2006 (the “Base Indenture”) (the Base Indenture, as the same may be amended or supplemented from time to time, including by this Fourth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture, the First Supplemental Indenture, dated as of December 19, 2006, to the Base Indenture, establishing a series of Securities under the Base Indenture, the Second Supplemental Indenture, dated as of January 18, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities, and the Third Supplemental Indenture, dated as of March 23, 2007, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities;
     WHEREAS, the Company has established the following series under the Indenture: Medium-Term Notes, Series G; Medium-Term Notes, Series AIG-FP; and Medium-Term Notes, Series MP, Matched Investment Program (each an “Existing Series”);
     WHEREAS, Section 901(5) of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to add to, change or eliminate any of the provisions in the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no Security described in clause (i) Outstanding;
     WHEREAS, the Company and the Trustee wish to amend the terms of Sections 301 and 1104 of the Base Indenture to allow the Company to reduce the minimum period for the giving of a notice of redemption to Holders of Securities pursuant to Article 11 of the Base Indenture;
     WHEREAS, the changes contemplated in this Fourth Supplemental Indenture comply with the requirements of Section 901(5) of the Base Indenture;

     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 15, 2006 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on December 14, 2006, the Company has duly authorized the execution and delivery of this Fourth Supplemental Indenture; and
     WHEREAS, all things necessary to make this Fourth Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:
     The Company covenants and agrees with the Trustee as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Base Indenture
     This Fourth Supplemental Indenture constitutes a part of the Base Indenture in respect of Securities issued on or after the date hereof, including additional Securities issued under an Existing Series, but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other Securities, including any existing Securities issued under an Existing Series.
Section 1.2 Definitions
     For all purposes of this Fourth Supplemental Indenture, the capitalized terms used herein which are defined in the Base Indenture have the respective meanings assigned thereto in the Base Indenture.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE SECURITIES
Section 2.1 Notice of Redemption
     The first paragraph of Section 1104 of the Base Indenture is amended and restated as follows:
     Unless otherwise specified as contemplated by Section 301, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 5 Business Days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.
Section 2.2 Terms of the Securities
     Section 301(7) of the Base Indenture is amended and restated as follows:
     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which (including the notice period, if different from the notice period set forth in Section 1104) any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;
ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Base Indenture
     The Fourth Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Fourth Supplemental Indenture, is in all respects ratified, confirmed and approved and, as supplemented and amended by this Fourth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.
Section 3.2 Modification of the Base Indenture
     Except as expressly modified by this Fourth Supplemental Indenture, the provisions of the Base Indenture shall continue to apply to each Security issued thereunder.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the law of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fourth Supplemental Indenture.

     In Witness Whereof, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By	/s/ ROBERT A. GENDER
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:
/s/ KATHLEEN E. SHANNON

THE BANK OF NEW YORK, as Trustee
By	/s/ JULIE SALOVITCH-MILLER
	Name:	Julie Salovitch-Miller
	Title:	VICE PRESIDENT